September 10, 1999

Countrywide Investment Trust
Supplement to Prospectuses Dated November 30, 1998 and August 1, 1999

Countrywide Strategic Trust
Supplement to Prospectuses Dated August 1, 1999

Countrywide Tax-Free Trust
Supplement to Prospectuses Dated November 1, 1998
And November 1, 1998 (Revised August 1, 1999)

Fort Washington Investment Advisors, Inc., 420 East Fourth Street, Cincinnati, Ohio, has entered into an agreement with Countrywide Credit Industries, Inc. to purchase Countrywide Financial Services, Inc. ("CFS"), Countrywide Investments, Inc. and Countrywide Fund Services, Inc. Countrywide Investments, Inc. (the
"Adviser") provides investment advisory and distribution services for the Trusts, and Countrywide Fund Services, Inc. provides transfer agency, accounting and administrative services for the Trusts.

On September 8, 1999, the Boards of Trustees of the Countrywide Funds approved new management agreements with the Adviser, and the Board of Trustees of Countrywide Strategic Trust approved new subadvisory agreements for the Aggressive Growth and Growth/Value Funds with Mastrapasqua & Associates, Inc., to become effective upon the closing of the proposed acquisition of CFS by Fort Washington Investment Advisors (the "Acquisition").

If the new management and subadvisory agreements are approved by Fund shareholders at a meeting scheduled to be held on October 27, 1999, or at any adjournment thereof (the "Meeting"), upon consummation of the Acquisition, the Adviser, under the ownership of Fort Washington Investment Advisors, will manage the Countrywide Funds and Mastrapasqua & Associates, Inc. will act as subadviser for the Aggressive Growth and Growth/Value Funds. The proposed new management and subadvisory agreements will become effective on the closing date of the Acquisition, which is expected to occur immediately following the Meeting.

Shareholders will also be asked (1) to elect a slate of Trustees for each Trust's Board to serve following consummation of the Acquisition and (2) to ratify the selection of the Funds' independent public accountants for the current fiscal year.

After the Acquisition is completed, CFS will be operated as a wholly-owned subsidiary of Fort Washington Investment Advisors. Fort Washington Investment Advisors is part of Western-Southern Enterprise, a dynamic group of financial services companies owned by The Western and Southern Life Insurance Company.

As a full-service registered investment advisory firm, Fort Washington Investment Advisors offers professional and comprehensive investment management services for foundations and endowments, corporate pension funds, insurance companies, mutual funds, colleges and universities, religious organizations and high net worth individuals. Fort Washington Investment Advisors and its advisory subsidiaries have assets under management exceeding $16 billion.